Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax [Abstract]
Income taxes
Income taxes
Current tax
Current tax for the period includes amounts expected to be payable on taxable income in the period together with any adjustments to taxes payable in respect of previous periods, and is determined based on the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Group operates and generates taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions, where appropriate, on the basis of amounts expected to be paid to the tax authorities.
Deferred tax
Deferred tax is determined by identifying the temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. Deferred tax for the period includes origination and reversal of temporary differences, remeasurements of deferred tax balances and adjustments in respect of prior periods.
Deferred tax liabilities are recognised for all taxable temporary differences, except:
•When the deferred tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or
•In respect of taxable temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures, when the timing of the reversal of the temporary differences can be controlled by the Group and it is probable that the temporary differences will not reverse in the foreseeable future.
Deferred tax assets are recognised for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry forward of unused tax credits and unused tax losses can be utilised, except:
•When the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or
•In respect of deductible temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures, deferred tax assets are recognised only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilised.
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realised or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.
Income tax is recognised in the consolidated income statement. Income tax is recognised in other comprehensive income or directly in equity to the extent that it relates to items recognised in other comprehensive income or in equity.
2022, 2021 and 2020 results
The following table summarises the major components of income tax expense for the periods presented:

	Year ended 31 December
	2022	2021	2020
	€ million	€ million	€ million
Current tax:
Current tax charge	460	323	230
Adjustment in respect of current tax from prior periods	(37)	(53)	3
Total current tax	423	270	233
Deferred tax:
Relating to the origination and reversal of temporary differences	35	6	(73)
Adjustment in respect of deferred income tax from prior periods	(22)	(9)	(6)
Relating to changes in tax rates or the imposition of new taxes	—	127	43
Total deferred tax	13	124	(36)
Income tax charge per the consolidated income statement	436	394	197
The following table summarises the taxes on items recognised in other comprehensive income (OCI) and directly within equity for the periods presented:

	Year ended 31 December
	2022	2021	2020
	€ million	€ million	€ million
Taxes charged/(credited) to OCI:
Deferred tax on net gain/loss on revaluation of cash flow hedges	(20)	63	(4)
Deferred tax on net gain/loss on pension plan remeasurements	(11)	63	(16)
Current tax on net gain/loss on pension plan remeasurements	—	1	—
Total taxes charged/(credited) to OCI	(31)	127	(20)
Taxes charged/(credited) to equity:
Deferred tax charge/(credit): share-based compensation	(2)	(3)	1
Current tax charge/(credit): share-based compensation	(8)	—	(3)
Total taxes charged/(credited) to equity	(10)	(3)	(2)
The effective tax rate was 22.3%, 28.5% and 28.3% for the years ended 31 December 2022, 31 December 2021 and 31 December 2020, respectively. The parent company of the Group is a UK company.
Accordingly, the following tables provide reconciliations of the Group’s income tax expense at the UK statutory tax rate to the actual income tax expense for the periods presented:

	Year ended 31 December
	2022	2021	2020
	€ million	€ million	€ million
Accounting profit before tax from continuing operations	1,957	1,382	695

Tax expense at the UK statutory rate	371	262	132
Taxation of foreign operations, net(A)	115	72	23
Non-deductible expense items for tax purposes	2	2	6
Rate and law change impact, net(B)(C)(D)	—	127	43
Deferred taxes not recognised	7	(7)	(4)
Adjustment in respect of prior periods(E)	(59)	(62)	(3)
Total provision for income taxes	436	394	197
(A)This reflects the impact, net of income tax contingencies, of having operations outside the UK, which are taxed at rates other than the statutory UK rate of 19% (2021: 19%, 2020: 19%). In prior periods, this included the benefit of some income being fully or partially exempt from income taxes due to various operating and financing activities.
(B)In 2021, the UK enacted a law change that increased its tax rate to 25% with effect from 1 April 2023. The Group recognised a deferred tax expense of €123 million to reflect the impact of this change.
(C)In 2021, the Netherlands enacted a law change that increased its tax rate to 25.8% with effect from 1 January 2022. The Group recognised a deferred tax expense of €2 million to reflect the impact of this change.
(D)In 2021, Indonesia enacted a law change that retained its tax rate of 22% with effect from 1 January 2022, reversing a previously enacted decrease to 20%. The Group recognised a deferred tax expense of €2 million to reflect the impact of this change.
(E)The prior year adjustment is principally due to the reassessment of our uncertain tax positions and release of tax reserves that are no longer required primarily due to expiration of statute of limitations.

Deferred income taxes
The following table summarises the movements in the carrying amounts of deferred tax liabilities and assets by significant component during the periods presented:

	Franchise and other intangible assets	Property, plant and equipment	Financial assets and liabilities	Tax losses	Employee and retiree benefit accruals	Tax credits	Other, net	Total, net
	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
As at 31 December 2020	1,982	187	(6)	(6)	(89)	(10)	49	2,107
Amount charged/(credited) to income statement (excluding effect of tax rate changes)	1	2	(1)	(4)	8	(2)	(7)	(3)
Effect of tax rate changes on income statement	106	8	1	—	12	—	—	127
Amounts charged/(credited) directly to OCI	—	—	63	—	63	—	—	126
Amount charged/(credited) to equity	—	—	—	—	(3)	—	—	(3)
Acquired through business combinations	1,174	51	(19)	(4)	(6)	—	(20)	1,176
Effect of movements in foreign exchange	22	3	(2)	—	1	—	3	27
As at 31 December 2021	3,285	251	36	(14)	(14)	(12)	25	3,557
Amount charged/(credited) to income statement (excluding effect of tax rate changes)	(4)	(11)	5	7	5	—	11	13
Amounts charged/(credited) directly to OCI	—	—	(20)	—	(11)	—	—	(31)
Amount charged/(credited) to equity	—	—	—	—	(2)	—	—	(2)
Acquired through business combinations	(4)	2	—	—	—	—	—	(2)
Balance sheet reclassifications	(1)	(2)	(1)	(4)	—	—	4	(4)
Effect of movements in foreign exchange	(22)	(4)	(3)	—	(1)	—	(9)	(39)
As at 31 December 2022	3,254	236	17	(11)	(23)	(12)	31	3,492
Analysed as follows:
Deferred tax asset								(21)
Deferred tax liability								3,513
This net deferred tax liability includes a net liability of €1,174 million related to the 2021 Acquisition, a €36 million liability arising on assets capitalised under IFRS but expensed for tax, and a €22 million liability related to purchase accounting on earlier transactions in an acquired entity.
Unrecognised tax items
The utilisation of tax losses and temporary differences carried forward, for which no deferred tax asset is currently recognised, is subject to the resolution of tax authority enquiries and the achievement of positive income in periods which are beyond the Group’s current business plan, and therefore this utilisation is uncertain.
The gross and tax effected amounts including expiry dates, where applicable, of unrecognised losses, tax credits and deductible temporary differences available for carry forward are as follows:

	Year ended 31 December
	2022		2021		2020
	€ million		€ million		€ million
	Gross amount	Tax effected	Gross amount	Tax effected	Gross amount	Tax effected
Tax losses expiring:
Within 10 years	—	—	—	—	7	2
Beyond 10 years	3	1	—	—	—	—
No time limit	1,799	330	1,803	310	1,802	278
	1,802	331	1,803	310	1,809	280
Tax credits expiring:
Within 10 years	58	58	100	100	122	122
Beyond 10 years	43	43	45	45	47	47
No time limit	—	—	—	—	—	—
	101	101	145	145	169	169
Deductible temporary differences
No time limit	79	20	53	11	65	14
	79	20	53	11	65	14
Total	1,982	452	2,001	466	2,043	463
As at 31 December 2022, no deferred tax liability has been recognised in respect of €309 million of unremitted earnings in subsidiaries, associates and joint ventures.
Tax provisions
The Group is routinely under audit by tax authorities in the ordinary course of business. Due to their nature, such proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of outcome is assessed and accrued as a liability and/or disclosed, as appropriate. The Group maintains provisions for uncertainty relating to these tax matters that it believes appropriately reflect its risk. As at 31 December 2022, €122 million of these provisions is included in current tax liabilities and the remainder is included in non-current tax liabilities.
The Group reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax matters, it is possible that at some future date, liabilities resulting from audits or litigation could vary significantly from the Group’s provisions.
The Group has received tax assessments in certain jurisdictions for potential tax related to the Group’s purchases of concentrate. The value of the Group’s concentrate purchases is significant, and therefore, the tax assessments are substantial. The Group strongly believes the application of tax has no technical merit based on applicable tax law, and its tax position would be sustained. Accordingly, the Group has not recorded a tax liability for these assessments, and is vigorously defending its position against these assessments.